                                                                      Exhibit 21

                                                                                    Jurisdiction of Incorporation
                                      Subsidiary                                           or Organization
                                      ----------                                    -----------------------------
          ACS STORES, LLC                                                                    Delaware

          ADVANCED BUSINESS CONCEPTS INTERNATIONAL, LLC                                      Minnesota

          ALABAMA/MISSISSIPPI FEED MILL LLC                                                  Delaware

          ALLIANCE MILK PRODUCTS, LLC                                                        Minnesota

          AMERICA'S COUNTRY STORES HOLDINGS, LLC                                             Delaware

          AMERICA'S COUNTRY STORES, LLC                                                      Delaware

          CALVA PRODUCTS CO., INC.                                                          California

          CHEESE & PROTEIN INTERNATIONAL LLC                                                 Delaware

          COASTAL AG-DEVELOPMENT, INC.                                                    North Carolina

          CONROE ACS COMPANY, LLC                                                             Texas

          DIAMOND CROSS, LLC                                                                 Delaware

          ESSV, L.L.C.                                                                       Delaware

          FARBEST, INC.                                                                      Indiana

          FMR, INC.                                                                          Minnesota

          FORAGE GENETICS, INC.                                                              Minnesota

          GOLDEN STATE FEEDS, LLC                                                            Delaware

          GOLDEN VALLEY DAIRY PRODUCTS, INC.                                                California

          HEJLIK PIG CO., L.C.                                                                 Iowa

          IOWA RIVER FEEDS, LLC                                                              Minnesota

          L.L. OLDS SEED COMPANY                                                             Wisconsin

          LAKES TRADING GROUP, INC.                                                            Ohio

          LAND O'LAKES FARMLAND FEED LLC                                                     Delaware

                                                                                    Jurisdiction of Incorporation
                                      Subsidiary                                           or Organization
                                      ----------                                    -----------------------------
          LAND O'LAKES HOLDINGS, INC.                                                         Minnesota

          LAND O'LAKES INTERNATIONAL DEVELOPMENT CORP.                                        Delaware

          LOL FARMLAND FEED SPV, LLC                                                          Delaware

          LOL FINANCE CO.                                                                     Minnesota

          LOL HOLDINGS II, INC.                                                               Delaware

          LOL POWER, LLC-                                                                     Wisconsin

          LOLFC, LLC                                                                          Minnesota

          MAPLELEAF, L.L.C.                                                                   Minnesota

          MICHIGAN STATE SEED COMPANY                                                         Michigan

          MILK PRODUCTS, LLC                                                                  Minnesota

          MUNSON LAKES NUTRITION, LLC.                                                        Minnesota

          NORTHWEST FOOD PRODUCTS COMPANY, INC.                                               Minnesota

          NORTHWEST FOOD PRODUCTS TRANSPORTATION, LLC                                         Wisconsin

          NUTRA-BLEND, LLC                                                                    Missouri

          NUTRI-TECH FEEDS, LLC                                                               Minnesota

          PM NUTRITION COMPANY, LLC                                                           Delaware

          PMI AGRICULTURE, LLC                                                                Missouri

          PMI NUTRITION INTERNATIONAL, LLC                                                    Delaware

          PMI  NUTRITION, LLC                                                                 Delaware

          PURINA MILLS, LLC                                                                   Delaware

          QC HOLDING CO.                                                                      Delaware

          QC INDUSTRIES                                                                     Pennsylvania

          QC, INC.                                                                          Pennsylvania


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



                                                                                    Jurisdiction of Incorporation
                                      Subsidiary                                           or Organization
                                      ----------                                    -----------------------------
          REALTY LOL, INC.                                                                    Minnesota

          RESEARCH SEEDS, INC.                                                                Missouri

          SEED RESEARCH, INC.                                                                  Oregon

          SEEDBIOTICS, L.L.C.                                                                   Idaho

          SOYBEAN RESEARCH FOUNDATION, INC.                                                   Minnesota

          THOMAS PRODUCTS, LLC                                                                Delaware

          ARKA-LAND O'LAKES AGRA                                                               Poland

          FORAGE GENETICS ARGENTINA S.R.L.                                                   Argentina

          LAND O'LAKES/ANIMAL NUTRITION SPECIALTIES CO., LTD.                                  Taiwan

          LAND O'LAKES LTD                                                                     Poland

          LAND O'LAKES FOREIGN SALES CORPORATION                                              Barbados

          LAND O'LAKES HOLDING S.A.                                                            Poland

          LAND O'LAKES HUNGARY LTD.                                                           Hungary

          LAND O'LAKES MULTITECNOLOGIAS NUTRICIONALES DE MEXICO S.A. DE C.V.                   Mexico

          LAND O'LAKES S.A.                                                                    Poland

          PMI NUTRITION INTERNATIONAL LIMITED                                              United Kingdom

          SERY ICC PASLEK                                                                      Poland

          LAND O'LAKES/ANIMAL NUTRITION SPECIALTIES CO., LTD.                                  Taiwan



                                       3